November 2, 2017

CM ADVISORS FUND
 (CMAFX)

A series of CM Advisors Family of Funds

Supplement to Prospectus dated June 28, 2017, as amended on October 27, 2017

This supplement updates certain information in the Prospectus, dated June 28, 2017 and amended on October 27, 2017 (the “Prospectus”), of the CM Advisors Fund (the “Fund”), a series of the CM Advisors Family of Funds, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus free of charge, please contact the Fund at 1-888-859-5856.

The Board has decided to eliminate the Fund’s redemption fee for all shareholder redemptions on or after October 27, 2017.

Investors Should Retain This Supplement for Future Reference